Exhibit 10.45

BARE ESCENTUALS BEAUTY, INC.

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 20, 2006 and entered into by and among BARE ESCENTUALS, INC., a Delaware corporation, formerly known as STB Beauty, Inc. (“Holdings”), BARE ESCENTUALS BEAUTY, INC., a Delaware corporation, formerly known as MD Beauty, Inc. (the “Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Consenting Lender” and collectively as “Consenting Lenders”), and BNP PARIBAS (“BNP Paribas”), as administrative agent for Lenders (in such capacity, “Administrative Agent”), and solely for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof).  Reference is made to that certain Credit Agreement dated as of February 18, 2005, as amended by the First Amendment to Credit Agreement dated as of July 21, 2005, the Second Amendment to Credit Agreement dated as of October 7, 2005, the Third Amendment to Credit Agreement dated as of March 17, 2006, the Fourth Amendment to Credit Agreement dated as of June 7, 2006 and the Fifth Amendment to Credit Agreement dated as of September 11, 2006, in each case by and among Holdings, Company, the Lenders referenced therein and BNP Paribas, as Administrative Agent (as so amended, the “Original Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Original Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Company has completed an IPO, and has applied the proceeds thereof to, among other things, the repayment in full of the Second Lien Term Loans and the Holdings Notes; and

WHEREAS, the Company and Lenders desire to amend the Original Credit Agreement to:

(i)            permit the Company to incur additional Term Loans under the Original Credit Agreement (“New Terms Loans”), in an aggregate principal amount which, when added to the Term Loans held by Consenting Lenders, equals $343,668,750, the proceeds of which will be used to prepay Term Loans which are held by Non-Consenting Lenders (defined below) and to pay certain transaction costs and expenses; and

(ii)           amend and restated the terms of the Original Credit Agreement on the terms set forth in the form of Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended Agreement”).  Lenders party to the Original Credit Agreement which are not Consenting Lenders (each a “Non-Consenting Lender” and together the “Non-Consenting Lenders”)) will not be affected by Section 2 because their Loans will be fully prepaid and their Revolving Loan Commitments will be terminated on the Sixth Amendment Effective Date;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.                 NEW TERM LOANS AND NEW REVOLVING COMMITMENTS; CONVERSION OF EXISTING LOANS AND COMMITMENTS; WAIVER OF PREPAYMENT

A.            Term Loans.  Each Consenting Lender (and each new Lender that has executed this Amendment) that has committed to fund New Term Loans agrees to lend to the Company on the Sixth Amendment Effective Date the amount of such New Term Loan commitment, to the extent such commitment has been accepted by the Company.  The Company shall apply the proceeds of such Term Loans to prepay Term Loans held by Non-Consenting Lenders, and for the other purposes described in Section 2.5A of the Amended Agreement.  Effective on the Restatement Date, the New Term Loans will constitute Term Loans under the terms of the Amended Agreement.

B.            Revolving Loans.  The Revolving Loan Commitments of each Non-Consenting Lender shall be deemed terminated on the Sixth Amendment Effective Date.  Each Consenting Lender’s existing Revolving Loan Commitment shall remain in effect, or shall be increased, as the case may be, to equal the Revolving Loan Commitment ascribed to such Lender on Schedule 2.1 annexed to the Amended Agreement.  Schedule 2.1 to the Original Credit Agreement is deleted and replaced by Schedule 2.1 annexed to the Amended Agreement effective on the Sixth Amendment Effective Date.  Each Consenting Lender (and each new Lender that has executed this Agreement) agrees to lend to the Company on the Sixth Amendment Effective Date its Pro Rata Share (based on such new Schedule 2.1), if any, of the principal amount (together with accrued and unpaid interest thereon) of any Revolving Loans held by Non-Consenting Lenders immediately prior to the Sixth Amendment Effective Date.  The Company shall apply the proceeds of such Revolving Loans to repay any Revolving Loans held by Non-Consenting Lenders.

C.            Waiver of Prepayment and Ratable Sharing.  Each Consenting Lender hereby waives any requirement under Section 2.4B(iii) of the Original Credit Agreement that its Loans be prepaid, or that its Revolving Loan Commitments be terminated, from the proceeds of the Loans funded pursuant to this Amendment.  Furthermore, each Consenting Lender waives its rights under Section 10.5 of the Original Credit Agreement to ratably share in any prepayment of Loans held by Non-Consenting Lenders pursuant to this Amendment.  The foregoing waivers shall be narrowly construed to apply only to the transactions specifically described therein.  All requirements for prior notification of prepayment of Loans and termination of Revolving Loan Commitments are hereby waived for the sole purposes of effecting the transactions contemplated by this Amendment.

SECTION 2.                 AMENDED AGREEMENT

Each Consenting Lender hereby agrees that, as of the Sixth Amendment Effective Date, the terms of the Original Credit Agreement shall be amended and replaced in their entirety by the terms set forth in the Amended Agreement.  Each Consenting Lender hereby authorizes Administrative Agent to execute the Amended Agreement on its behalf to further confirm such amendment.

SECTION 3.                 REPRESENTATIONS AND WARRANTIES

In order to induce Lenders and Administrative Agent to enter into this Amendment, Company and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete:

(i)            each of Company and Holdings has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement;

(ii)           the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and Holdings;

(iii)          the execution and delivery by Company and Holdings of this Amendment and the performance by Company and Holdings of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings, Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings, Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders and other Liens permitted under the Amended Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, Company or any of its Subsidiaries which have not been obtained, except for, with respect to the foregoing clauses (i) , (ii) and (iv)  above, such violations, conflicts, breaches, defaults or failures to obtain approvals or consents which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(iv)          the execution and delivery by Company of this Amendment and the performance by Holdings and Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body which have not been obtained, given or taken, or which will not be obtained, given or taken as and when required, except for registrations, consents, approvals, notices and other actions the failure to obtain or take have not and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(v)           this Amendment and the Amended Agreement have been duly executed and delivered by Company and Holdings and are the legally valid and binding obligations of Company and Holdings, enforceable against Company and Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(vi)          the representations and warranties contained in Section 5 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and the Sixth Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

(vii)         no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default under the terms of the Amended Agreement.

SECTION 4.                 ACKNOWLEDGEMENT AND CONSENT

Each Subsidiary Guarantor (each individually a “Credit Support Party” and collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under, and the Liens granted by such Credit Support Party as collateral security for the indebtedness, obligations and liabilities evidenced by the Original Credit Agreement and the other Loan Documents pursuant to, each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of Holdings, Company and the Subsidiary Guarantors hereby acknowledges and agrees that the Secured Obligations under, and as defined in, the Security Agreement dated as of February 18, 2006, by and among Holdings, Company, the Subsidiary Guarantors and Administrative Agent (the “Security Agreement”) will include all Obligations under, and as defined in, Amended Agreement.

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Original Credit Agreement or any other Loan Document to consent to the amendments to the Original Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Original Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Original Credit Agreement.

SECTION 5.                 CONDITIONS TO EFFECTIVENESS

Except as set forth below, this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date such conditions are fulfilled is hereafter referred to as the “Sixth Amendment Effective Date”):

A.            Amendment. Administrative Agent shall have executed this Amendment and received a counterpart of this Amendment that bears the signature of Company, Holdings, Consenting Lenders and each of the other Credit Support Parties.

B.            Closing Requirements.  Administrative Agent shall be satisfied that all conditions and requirements of subsections 4.1 and 4.2 of the Amended Agreement shall have been met.

SECTION 6.                 MISCELLANEOUS

A.            Reference to and Effect on the Original Credit Agreement and the Other Loan Documents.

(i)            On and after the Sixth Amendment Effective Date, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii)           Except as specifically amended by this Amendment, all Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under any of the Loan Documents.

B.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

D.            Waiver.  The delivery requirements of subsection 6.1(ii) of the Original Credit Agreement to deliver monthly financials for the month ended on October 31, 2006 are waived effective on and after the Sixth Amendment Effective Date.

E.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

BARE ESCENTUALS BEAUTY, INC.

By:	/s/ Leslie A. Blodgett
Name:	Leslie A Blodgett
Title:	President, Chief Executive Officer and Secretary

HOLDINGS:

BARE ESCENTUALS, INC.

By:	/s/ Leslie A. Blodgett
Name:	Leslie A Blodgett
Title:	Chief Executive Officer

CREDIT SUPPORT PARTIES:

(for purposes of Section 4)	MD FORMULATIONS, INC.
ID DIRECT, INC.
MD BEAUTY SALES, INC.

By:	/s/ Leslie A. Blodgett
Name:	Leslie A Blodgett
Title:	President, Chief Executive Officer and Secretary

LENDERS:	BNP PARIBAS,
individually and as Administrative Agent

	By:	/s/ Cecile Scherer
	Name:	Cecile Scherer
	Title:	Director, Merchant Banking Group

	By:	/s/ Mark F. Derrell
	Name:	Mark F. Derrell
	Title:	Director

Grand Central Asset Trust, HLD Series

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments.  Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

LightPoint CLO III, Ltd.

By:	/s/ Colin Donlan
Name:	COLIN DONLAN
Title:	DIRECTOR

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

LightPoint CLO IV, Ltd.

By:	/s/ Colin Donlan
Name:	COLIN DONLAN
Title:	DIRECTOR

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

LightPoint CLO V, Ltd.

By:	/s/ Colin Donlan
Name:	COLIN DONLAN
Title:	DIRECTOR

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

FriedbergMilstein Leveraged Capital Fund II

By:	/s/ Eric A. Green
Name:	Eric A. Green
Title:	Senior Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

FriedbergMilstein Leveraged Capital Fund I

By:	/s/ Eric A. Green
Name:	Eric A. Green
Title:	Senior Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Highland Floating Rate Advantage Fund

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn, Treasurer
Title:

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Rockwall CDO LTD. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., It’s General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Highland Credit Opportunities CDO Ltd By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Gleneagles CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Loan Star State Trust By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its Investment Advisor

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Southfork CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Grayson CLO, Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., It’s General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Airlie CLO 2006-11 LTD WHSE
[NAME OF LENDER]

By:	/s/ Steve Ezzeo
Name:	Steve Ezzeo
Title:	Portfolio Manager

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Airlie CLO 2006-1 LTD
[NAME OF LENDER]

By:	/s/ Steve Ezzeo
Name:	Steve Ezzeo
Title:	Portfolio Manager

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

1776 CLO I, Ltd
[NAME OF LENDER]

By:	/s/ Teresa L. Cannellas
Name:	Teresa L. Cannellas
Title:	Authorized Representative

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

CS ADVISORS CLO I LTD., as a Lender

By: CapitalSoure Advisors LLC, as Portfolio
Manager and attorney-in-fact

By:	/s/ Daniel M. Duffy
Name:	Daniel M. Duffy
Title:	Vice President

Telos CLO 2006-1, LTD

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper, as a-i-f
Title:	VP

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Paul Clarke
Name:	Paul Clarke
Title:	Director

By:	/s/ Jordan Gerhard
Name:	Jordan Gerhard
Title:	Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

CIBC Inc.

By:	/s/ Gerald Girardi
Name:	Gerald Girardi
Title:	Authorized Signatory
CIBC Inc.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

AGENT AND LENDERS:

NAVIGATOR CDO 2003, LTD.,
as a Lender

By:	Antares Asset Management, Inc.,
as Collateral Manager

	By:	/s/ Greg Bouleris
	Name:	Greg Bouleris
	Title:	SVP – 3rd Party Asset Management

NAVIGATOR CDO 2004, LTD.,
as a Lender

By:	Antares Asset Management, Inc.,
as Collateral Manager

By:		/s/ Greg Bouleris
Name:		Greg Bouleris
Title:		SVP – 3rd Party Asset Management

NAVIGATOR CDO 2005, LTD.,
as a Lender

By:	Antares Asset Management, Inc.,
as Collateral Manager

	By:	/s/ Greg Bouleris
	Name:	Greg Bouleris
	Title:	SVP – 3rd Party Asset Management

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Morgan Stanley Prime Income Trust

By:	/s/ Jinny Kim
Name:	Jinny Kim
Title:	Executive Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

MSIM Croton, Ltd.
By: Morgan Stanley Investment Management, Inc.
as Collateral Manager

By:	/s/ Jinny Kim
Name:	Jinny Kim
Title:	Executive Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Confluent 3 Limited
By: Morgan Stanley Investment Management, Inc.
as Collateral Manager

By:	/s/ Jinny Kim
Name:	Jinny Kim
Title:	Executive Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Zodiac Fund-Morgan Stanley US Senior Loan Fund
By: Morgan Stanley Investment Management, Inc.
as Collateral Manager

By:	/s/ Jinny Kim
Name:	Jinny Kim
Title:	Executive Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

MSIM Peconic Bay, Ltd
By: Morgan Stanley Investment Management, Inc.
as Collateral Manager

By:	/s/ Jinny Kim
Name:	Jinny Kim
Title:	Executive Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

BALLANTYNE FUNDING LLC

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

DUNES FUNDING LLC

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

BlackRock Limited Duration Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series III
Granite Finance Limited
Magnetite IV CLO, Limited
Magnetite V CLO, Limited
Senior Loan Portfolio

By:	/s/ Tom Colwell
Name:	Tom Colwell
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

EAGLE CREEK CLO, LTD.

By:	/s/ Thomas N. Davis
Name:	Thomas N. Davis
Title:	Authorized Signor

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

FALL CREEK CLO, LTD.

By:	/s/ Thomas N. Davis
Name:	Thomas N. Davis
Title:	Authorized Signor

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

WhiteHorse I, Ltd.

By:	/s/ Ethan Underwood
Name:	ETHAN UNDERWOOD
Title:	Portfolio Manager

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

WhiteHorse II, Ltd.

By:	/s/ Ethan Underwood
Name:	ETHAN UNDERWOOD
Title:	Portfolio Manager

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

WhiteHorse III, Ltd.

By:	/s/ Ethan Underwood
Name:	ETHAN UNDERWOOD
Title:	Portfolio Manager

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

WhiteHorse IV, Ltd.

By:	/s/ Ethan Underwood
Name:	ETHAN UNDERWOOD
Title:	Portfolio Manager

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Halcyon Structured Asset Management CLO I Ltd.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Halcyon Structured Asset Management Long
Secured/Short Unsecured CLO 2006-1 Ltd.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II Ltd.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Ballyrock CLO 2006-2 Limited, By:
Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Ballyrock CLO II Limited, By: Ballyrock
Investment Advisors LLC, as Collateral
Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Ballyrock CLO III Limited, By: Ballyrock
Investment Advisors LLC, as Collateral
Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Ballyrock CLO 2006-1 Limited, By:
Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Investors Bank & Trust Company as Sub-Custodian Agent of
Cypress Tree International Loan Holding Company Limited

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF
CYPRESS TREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ Martha Hadeler
	Name:	Martha Hadeler
	Title:	Managing Director

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CDO, Ltd.
By:	Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager.

By:	/s/ Preston I. Carnes
	Name:	Preston I. Carnes
	Title:	Managing Director

Hewett’s Island CLO II, Ltd.
By:	Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Preston I. Carnes
	Name:	Preston I. Carnes
	Title:	Managing Director

Hewett’s Island CLO III, Ltd.
By:	Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO IV, Ltd.
By:	Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO V, Ltd.
By:	Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

Hewett’s Island CLO V, Ltd.
By:		Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ Christina L. Ramseor
Name:	Christina L. Ramseor
Title:	Assistant Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stanfield Bristol CLO, Ltd.
By: Stanfield Capital Partners LLC
as it Collateral Manager

By:	/s/ Christopher E. Jansen
Name:
Title:

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stanfield Vantage CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stanfield Arbitrage CDO, Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stanfield Modena CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stanfield Veyron CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stanfield Quattro CLO, Ltd.
By: Stanfield Capital Partners, LLC
As its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Asset Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

ING PRIME RATE TRUST By: ING Investment Management Co. as its investment manager		ING SENIOR INCOME FUND By: ING Investment Management Co. as its investment manager

By:	/s/ Brian Horton	By:	/s/ Brian Horton
Name:	BRIAN HORTON	Name:	BRIAN HORTON
Title:	SVP	Title:	SVP

ING International (II) - Senior Bank Loans Euro By: ING Investment Management Co. as its investment manager		ING Investment Management CLO I, Ltd. BY: ING Investment Management Co. as its investment manager

/s/ Brian Horton		/s/ Brian Horton
Name:	BRIAN HORTON	Name:	BRIAN HORTON
Title:	SVP	Title:	SVP

ING Investment Management CLO II, Ltd. By: ING Alternative Asset Management LLC, as its investment manager		ING Investment Management CLO III, Ltd. By: ING Alternative Asset Management LLC, as its investment manager

/s/ Brian Horton		/s/ Brian Horton
Name:	BRIAN HORTON	Name:	BRIAN HORTON
Title:	SVP	Title:	SVP

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[CREDIT SUISSE CAPITAL LLC]

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[BLTV LLC]

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Atlas Loan Funding 3, LLC By: Atlas Capital Funding, Ltd. By: Structured Asset Investors LLC Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M.Himes
Title:	Associate

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Denali Capital LLC, managing member of DC Funding Partners. portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

CIT LENDING SERVIVES CORPORATION

By:	/s/ Michael L. LaManes
Name:	Michael L. LaManes
Title:	Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

LATITUDE CLO I, LTD

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

LATITUDE CLO III, LTD

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]
ColumbusNova CLO Ltd. 2006-II

By:	/s/ Susan Owen
Name:	Susan Owen
Title:	Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

By: Callidus Debt Partners CLO Fund IV Ltd By: Its Collateral Manager, Callidus Capital Management, LLC.

By:	/s/ Peter Bennitt
Name:	Peter Bennitt
Title:	Principal

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

By: Callidus Debt Partners CLO Fund V, Ltd. By: Its Collateral Manager Callidus Capital Management, LLC

By:	/s/ Peter Bennitt
Name:	Peter Bennitt
Title:	Principal

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

By: MAPS CLO Fund I, LLC By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter Bennitt
Name:	Peter Bennitt
Title:	Principal

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Granite Ventures I Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stone Tower CLO IV Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Granite Ventures II Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Granite Ventures III Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stone Tower Credit Funding I Ltd. By: Stone Tower Fund Management LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stone Tower CDO II Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stone Tower CLO III Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stone Tower CDO Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stone Tower CLO II Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Stone Tower CLO V Ltd. By: Stone Tower Debt Advisors LLC., As Its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Duane Street CLO 1, Ltd By: DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Lawrence Wolfson
Name:	LAWRENCE WOLFSON
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Duane Street CLO II, Ltd By: DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Lawrence Wolfson
Name:	LAWRENCE WOLFSON
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

ULT CBNA Loan Funding LLC, for itself or as agent for ULT CFPI Loan Funding LLC

By:	/s/ Molly Walter
Name:	Molly Walter
Title:	Attorney - In - Fact

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Evergreen CBNA Loan Funding LLC

By:	/s/ Molly Walter
Name:	Molly Walter
Title:	As Attorney-In-Fact

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Airlie CBNA Loan Funding LLC

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney-In-Fact

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Landmark VI CDO Limited
By: Aladdin Capital Management, LLC,
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Landmark VIII CDO Limited
By: Aladdin Capital Management, LLC,
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Landmark IX CDO Limited
By: Aladdin Capital Management, LLC,
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Greyrock CDO LTD.
By: Aladdin Capital Management, LLC,
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

KC CLO II Plc

By:	/s/ M. J. Harris
Name:
Title:

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Fraser Sullivan CLO I Ltd.
By: Fraser Sullivan Investment Management,
LLC, as Collateral Manager

By:	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Fraser Sullivan CLO II Ltd.
By: Fraser Sullivan Investment Management,
LLC, as Collateral Manager

By:	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]

ACA CLO 2005-1 Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]
ACA CLO 2006-2. Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

CITIGROUP GLOBAL MARKETS
REALTY CORP.

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	Authorized Signatory

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

OWS CLO I Ltd.

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

OWS II Ltd.

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

US Bank Loan Fund (M) Master Trust

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Vice President

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Emporia Preferred Funding I, Ltd.
By: Emporia Capital Management, LLC

	By:	/s/ Steven Alexander
	Name:	STEVEN ALEXANDER
	Title:	DIRECTOR

.	Subject to change of L+225 pricing only upon receipt of B1 from Moodys.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Emporia Preferred Funding II, Ltd.
By: Emporia Capital Management, LLC

	By:	/s/ Steven Alexander
	Name:	STEVEN ALEXANDER
	Title:	DIRECTOR

.	Subject to change of L+225 pricing only upon receipt of B1 from Moodys.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Atrium V

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Atrium IV

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Atrium II

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Madison park Funding I, Ltd.

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Castle Garden

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

BlueMountain CLO II LTD

By:	/s/ Kimberly Reina
Name:	Kimberly Reina
Title:	Associate

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Mountain View Funding CLO 2006-I, Ltd.
By: Seix Advisors, a fixed income division
of Trusco Capital Management, Inc., as
Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Mountain View CLO II, Ltd.
By: Seix Advisors, a fixed income division
of Trusco Capital Management, Inc., as
Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]

Venture CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]

Venture II CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]

Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]

Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[NAME OF LENDER]

Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]

Venture V CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]

Venture VI CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]

Venture VII CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

[NAME OF LENDER]

Vista Leveraged Income Fund
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Baker Street CLO II Ltd.

By:	/s/ Ian M. Burt
Collateral Manager
Name:	Ian M. Burt
Title:	Managing Director
SunTrust Capital Markets, Inc.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

Baker Street Funding CLO 2005-I Ltd.

By:	/s/ Ian M. Burt
Collateral Manager
Name:	Ian M. Burt
Title:	Managing Director
Sun Trust Capital Markets, Inc.

The Lender’s execution of this Amendment
signifies only the Lender’s consent to this
Amendment, and does not constitute a
commitment to provide any additional Term
Loans or Revolving Loan Commitments. Any
such commitment would be expressed in a
separate commitment letter or other written
agreement.

EXHIBIT A

AMENDED AGREEMENT